                                                                   Exhibit 10.37


                             MEDIQUAL SYSTEMS, INC.
                              1900 WEST PARK DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581

                                 June 28, 1996


To the Purchasers Listed on Exhibit A
  of that certain Class C Convertible Preferred
  Stock Purchase Agreement
  dated as of April 1, 1993
c/o Information Partners Capital Fund L.P.
Two Copley Place
Boston, Massachusetts 02116

     RE:  LETTER AGREEMENT

Ladies and Gentlemen:

     MediQual Systems, Inc. (the "Company") and you are parties to a letter agreement dated as of April 27, 1993 (the "1993 Letter Agreement"), entered into in connection with the stock purchase agreement referred to above.

     The Company is planning to make an initial public offering (the "IPO") of shares of its Common Stock effected pursuant to a registration statement on Form S-1 filed under the Securities Act of 1933, as amended, which IPO would benefit each of you, in your respective capacities as stockholders of the Company. The Company's registration statement in connection with the IPO must contain detailed information as to the Company's capitalization. Accordingly, it is desirable to achieve certainty with respect to the Company's capitalization.

     You understand and acknowledge that the proposed IPO may not occur, either because the Company decides not to engage in the IPO or for other reasons. Nevertheless, to induce the Company to proceed with the IPO, each of you hereby agrees that the 1993 Letter Agreement and all of your rights and the Company's obligations thereunder are hereby terminated, effective as of the closing of the IPO; provided, that this letter agreement shall be wholly void if the closing of the IPO does not occur on or before October 15, 1996.

     Please sign this letter below to indicate your agreement with the foregoing.

                                        Very truly yours,

                                        MEDIQUAL SYSTEMS, INC.



                                        By /s/ William C. Price
                                          --------------------------------------
                                        Name:  William C. Price
                                        Title: Chief Financial Officer


AGREED TO AND ACCEPTED:

                              INFORMATION PARTNERS
                              CAPITAL FUND, L.P.

                              By:  Information Partners

                                   By            *
                                     --------------------------------


                              BCIP ASSOCIATES

                                   By            *
                                     --------------------------------


                              BCIP TRUST ASSOCIATES, L.P.

                                   By            *
                                     --------------------------------

* By /s/ David Dominik
    --------------------------
     David Dominik
     General Partner